UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026 (January 26, 2026)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan.

At the Annual Meeting of Shareholders of The Scotts Miracle-Gro Company (the “Company”) held on January 26, 2026, the Company’s shareholders approved an amendment and restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan (the “Plan”) to increase the maximum number of common shares, without par value (“Common Shares”), available for grant to participants under the Plan by 2,750,000 Common Shares.

A summary of the Plan, as amended and restated effective January 26, 2026, is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 17, 2025 in connection with the 2026 Annual Shareholders Meeting under the heading “Proposal Number 4 — Approval of an Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Named Executive Officer Form of Equity Awards

Beginning January 30, 2026, the Company will begin using a form of (i) restricted stock unit award agreement, (ii) performance unit award agreement and (iii) nonqualified stock option award agreement that will be used to make awards to certain employees, including named executive officers, under The Scotts Miracle-Gro Company Long-Term Incentive Plan.

Director Form of Equity Awards

Beginning January 30, 2026, the Company will begin using a form of (i) restricted stock unit award agreement and (ii) deferred stock unit award agreement that will be used to make awards to non-employee directors under The Scotts Miracle-Gro Company Long-Term Incentive Plan.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 26, 2026, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on December 1, 2025, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 58,007,149 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 52,593,350 Common Shares, or approximately 91% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1 — Election of Directors.

Each of James Hagedorn, Edith Avilés, Roberto Candelino and Mark D. Kingdon was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2029. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
James Hagedorn	45,089,621	2,102,204	111,684	5,289,841

Edith Avilés	43,525,317	3,673,785	104,407	5,289,841

Roberto Candelino	44,922,875	2,275,175	105,459	5,289,841

Mark D. Kingdon	44,710,529	2,484,269	108,711	5,289,841

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,606,777	7,422,471	274,261	5,289,841

Proposal 3 — Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2026.

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,007,262	1,352,964	233,124	—

To Approve an Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan to, Among Other Things, Increase the Maximum Number of Common Shares Available for Issuance.

The amendment and restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan to, among other things, increase the maximum number of common shares available for issuance under the Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,015,373	17,031,657	256,479	5,289,841

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.

(d) Exhibits:

Exhibit No.	Description
10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective January 26, 2026)

10.2	Form of Standard Nonqualified Stock Option Award Agreement for Employees used to evidence grants which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.3	Form of Standard Restricted Stock Unit Award Agreement for Employees used to evidence grants which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.4	Form of Performance Unit Award Agreement which may be made under The Scotts Miracle-Gro Long-Term Incentive Plan

10.5	Form of Standard Restricted Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.6	Form of Deferred Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	January 29, 2026	By:	/s/ DIMITER TODOROV
Printed Name: Dimiter Todorov
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 29, 2026
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective January 26, 2026)

10.2	Form of Standard Nonqualified Stock Option Award Agreement for Employees used to evidence grants which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.3	Form of Standard Restricted Stock Unit Award Agreement for Employees used to evidence grants which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.4	Form of Performance Unit Award Agreement which may be made under The Scotts Miracle-Gro Long-Term Incentive Plan

10.5	Form of Standard Restricted Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.6	Form of Deferred Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

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